UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 13, 2026
Coronado Global Resources Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-56044 (Commission File Number)	83-1780608 (IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street Brisbane, Queensland, Australia (Address of principal executive offices)	4000 (Zip Code)

Registrant’s telephone number, including area code: (61) 7 3031 7777

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Executive Officer

On July 13, 2026 (July 14, 2026 in Australia), the Board of Directors (the “Board”) of Coronado Global Resources Inc. (the “Company”), at the recommendation of the Compensation and Nominating Committee of the Board (the “Committee”), appointed Barend (Barrie) J. van der Merwe, the current Chief Financial Officer of the Company, to the position of Chief Executive Officer of the Company, effective as of August 1, 2026 (the “Effective Date”).

Mr. Van der Merwe, age 50, has served as the Company’s Chief Financial Officer since April 2025. Prior to joining the Company, Mr. Van der Merwe served as Chief Financial Officer of Evolution Mining, a gold mining company, from March 2023 to March 2025. Mr. Van der Merwe previously served as Vice President, Organizational Effectiveness Transformation Program at Orica Limited, a commercial explosives provider, from May 2022 to December 2023, and as Vice President, Group Finance from July 2019 to May 2022. Prior to that, Mr. Van der Merwe served as the Chief Financial Officer and Executive Director at Lonmin Plc, a platinum group metals mining company, from April 2016 to June 2019, and Chief Financial Officer at Debswana Diamond Company Limited, a diamond mining company, from December 2012 to December 2015. Mr. Van der Merwe also held various senior finance roles within Anglo American Platinum, a platinum mining company, between 2002 to 2012. Mr. Van der Merwe also held various audit and accounting roles at PricewaterhouseCoopers from 1998 to 2002. Mr. Van der Merwe has a B Com (Hons) with a major in Accounting Sciences from the University of Pretoria. He became a Chartered Accountant and member of the South African Institute of Chartered Accountants (SAICA) in May 2001, and is a full Chartered Accountant and current member of Chartered Accountants Australia & New Zealand.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Van der Merwe.

The terms of Mr. Van der Merwe’s appointment shall be governed by an appointment agreement, dated as of July 14, 2026 (Australia) between Curragh Queensland Mining Pty Ltd. (“Curragh”), an Australian subsidiary of the Company, and Mr. Van der Merwe (the “Van der Merwe Appointment Agreement”). Pursuant to the Van der Merwe Appointment Agreement, Mr. Van der Merwe will receive an annual base salary of AU$1,200,000, which includes Australian statutory defined contribution superannuation contributions made on Mr. Van der Merwe’s behalf. Mr. Van der Merwe will also receive payments equal to AU$350,000 payable in December 2026 and AU$350,000 payable in December 2027, each of which include Australian statutory defined contribution superannuation contributions made on Mr. Van der Merwe’s behalf. Additionally, Mr. Van der Merwe is eligible to participate in incentive arrangements offered by the Company from time to time to senior executives.

Mr. Van der Merwe’s employment can be terminated by either him or Curragh by giving the other party three months’ written notice (or by Curragh making payment in lieu of part or all of his notice period). In the event Curragh terminates Mr. Van der Merwe’s employment for cause, no notice period will apply.

In addition to any notice payments, in the event Curragh terminates Mr. Van der Merwe’s employment other than for cause, Curragh must pay Mr. Van der Merwe a termination payment equal to six months base salary (including superannuation contributions). If Mr. van der Merwe is terminated by reason of redundancy, he is entitled to receive redundancy payments in accordance with Australian legislation. Mr. Van der Merwe is also subject to post-termination restrictions on competing with the Company or any subsidiary and/or soliciting its employees and customers for a period of one year following termination of his employment.

Election of Director

On July 13, 2026 (July 14, 2026 in Australia), at the recommendation of the Committee, the Board increased the size of the Board from six directors to seven directors, effective as of the Effective Date. In accordance with Mr. Van der Merwe’s appointment as Chief Executive Officer of the Company, the Board, at the recommendation of the Committee, appointed Mr. Van der Merwe to serve as Managing Director of the Board, effective as of the Effective Date. Mr. Van der Merwe will hold office until the Company’s annual general meeting of stockholders in 2027 and until his successor has been duly elected and qualified or until his earlier resignation or removal.

There are no related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Van der Merwe.

Compensatory Arrangements of Current Interim Chief Executive Officer

In connection with Mr. Van der Merwe’s appointment as Chief Executive Officer of the Company and Managing Director of the Board, Mr. Spindler will resign as Interim Chief Executive Officer of the Company, effective as of July 31, 2026. Mr. Spindler will remain on the Board as a non-executive director.

As a non-executive director of the Company, from the Effective Date, Mr. Spindler will be entitled to receive compensation in the same manner as the Company’s other non-executive directors, as governed by the appointment letter agreement, dated as of July 14, 2026 (Australia), between the Company and Mr. Spindler (the “Spindler Appointment Agreement”); with such fee arrangements as described in the Company’s definitive proxy statement on Schedule 14A filed on April 22, 2026 with the Securities and Exchange Commission.

Appointment of Interim Chief Financial Officer

In connection with Mr. Van der Merwe’s appointment as Chief Executive Officer of the Company and Managing Director of the Board, on July 13, 2026 (July 14, 2026 in Australia), at the recommendation of the Committee, the Board appointed Sandeep Deoji, the Company’s current Vice President, Group Financial Control, to serve as the Company’s Interim Chief Financial Officer (“Interim CFO”), effective as of the Effective Date.

Mr. Deoji, age 42, has served as Vice President, Group Financial Control of the Company since July 2022 and, prior to that, served as Group Financial Controller from May 2021 to July 2022 and Manager, Group Financial Reporting from January 2019 to May 2021. From January 2025 to March 2025, Mr. Deoji served as the Company’s interim principal financial officer and interim principal accounting officer. Mr. Deoji continued to serve as the Company’s Vice President, Group Financial Control since April 2025. Mr. Deoji has been a Director of Wiggins Island Coal Export Terminal Pty Limited since June 2025.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Deoji.

The terms of Mr. Deoji’s appointment shall be governed by an appointment agreement, dated as of July 14, 2026 (Australia) between Curragh and Mr. Deoji (the “Deoji Appointment Agreement”). Pursuant to the Deoji Appointment Agreement, Mr. Deoji will receive an annual base salary of AU$580,000, which includes Australian statutory defined contribution superannuation contributions made on Mr. Deoji’s behalf. Mr. Deoji is also eligible to participate in incentive arrangements offered by the Company from time to time to senior executives. Mr. Deoji’s employment can be terminated by either him or Curragh by giving the other party eight weeks’ written notice (or by Curragh making payment in lieu of part or all of his notice period). In the event Curragh terminates Mr. Deoji’s employment for cause, no notice period will apply. If Mr. Deoji is terminated by reason of redundancy, he is entitled to receive redundancy payments in accordance with Australian legislation. Mr. Deoji is also subject to post-termination restrictions on competing with the Company or any subsidiary and/or soliciting its employees and customers for a period of one year following termination of his employment.

The foregoing descriptions of the Van der Merwe Appointment Agreement, the Spindler Appointment Agreement and the Deoji Appointment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Van der Merwe Appointment Agreement, the Spindler Appointment Agreement and the Deoji Appointment Agreement, which have been filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Appointment Agreement, dated July 14, 2026, between Barend J. van der Merwe and Curragh Queensland Mining Pty Ltd.

10.2	Appointment Letter Agreement, dated July 14, 2026, between Garold Spindler and Coronado Global Resources Inc.

10.3	Appointment Agreement, dated July 14, 2026, between Sandeep Deoji and Curragh Queensland Mining Pty Ltd.

99.1	Announcement Regarding Management Transitions

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Philip Peacock
Name:	Philip Peacock
Title:	Chief Legal Officer

Date:	July 13, 2026